                               SCHEDULE 14A
                              (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

     Filed by the registrant
     Filed by a party other than the registrant  x
     Check the appropriate box:
     x Preliminary proxy statement
       Definitive proxy statement
       Definitive additional materials
       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Burr-Brown Corporation
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                        Burr-Brown Corporation
--------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
       $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------


     (2)  Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
--------------------------------------------------------------------------------


     (2)  Form, schedule or registration statement no.:
--------------------------------------------------------------------------------


     (3)  Filing party:
--------------------------------------------------------------------------------


     (4)  Date filed:
--------------------------------------------------------------------------------

                                BURR-BROWN CORPORATION

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 26, 1996                                                    9:00 a.m.

You are hereby notified that the Annual Meeting of Stockholders of Burr-Brown Corporation will be held on the 26th day of April 1996 at 9:00 a.m. at the principal executive offices of the Company, 6730 South Tucson Boulevard, Tucson, Arizona 85706, to consider and act upon the following matters:

     1. To elect a Board of Directors consisting of the number so fixed for the ensuing year;

     2. To approve an amendment to the Company's 1993 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 500,000 shares.

     3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 40,000,000 shares to 80,000,000 shares;

     4. To ratify the selection of Ernst & Young, LLP to serve as independent auditors for the Company for the year ending December 31, 1996; and

     5. To transact such other business as may properly come before the meeting.

If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the stamped envelope provided.

Only stockholders of record on the books of the Company at the close of business on February 28, 1996 will be entitled to vote at the meeting.

                                   By Order of the Board of Directors,

                                   Jill H. Rice
                                   Corporate Secretary

March 27, 1996
                                      IMPORTANT

A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. ALL STOCKHOLDERS ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ENVELOPE FOR RETURN OF THE PROXY REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. OR CANADA. STOCKHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS WHICH ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXY MAY BE REVOKED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED.

                          BURR-BROWN CORPORATION
                        6730 South Tucson Boulevard
                          Tucson, Arizona  85706

                              PROXY STATEMENT

GENERAL

     This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Burr-Brown Corporation, a Delaware corporation (the "Company" or "Burr-Brown"), of proxies to be voted at the Annual Meeting of Stockholders to be held on April 26, 1996, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 9:00 a.m. at the principal executive offices of the Company located at 6730 South Tucson Boulevard, Tucson, Arizona 85706. It is anticipated that this Proxy Statement and the enclosed Proxy Card will be first mailed to stockholders on or about April 2, 1996.

VOTING RIGHTS

     The close of business on February 28, 1996 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 28, 1996, the Company had 16,187,374 shares of its common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote for each share of common stock so held. The certificate of incorporation of the Company does not provide for cumulative voting.

REVOCABILITY AND VOTING OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or may be revoked by attending the Annual Meeting and voting in person. When a proxy is returned properly signed, the shares represented thereby will be voted as directed by the persons named in the proxies. If a proxy is returned without specifying choices, the shares will be voted "FOR" the directors named in proposal 1 and "FOR" proposals 2, 3 and 4 and in the proxy holder's discretion for all other matters properly under consideration at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                   PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth certain information as of February 28, 1996, with the exception of information regarding FMR Corp. which is stated as of December 31, 1995, regarding the ownership of the Company's common stock by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding common stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                    Amount and Nature of
                                   Beneficial Ownership(1)
                              --------------------------------
                               Number of            Percent of
Name of Beneficial Owner        Shares                Class
------------------------        ------                -----

Thomas R. Brown, Jr.            5,458,726 (2)          34
Director and Chairman
Burr-Brown Corporation
6730 South Tucson Blvd.
Tucson, Arizona 85706

Thomas J. Troup                    80,770 (3)           *
Director and Vice Chairman

Francis J. Aguilar                 16,500 (4)           *
Director

John S. Anderegg, Jr.              68,155 (4)           *
Director

James A. Riggs                     15,000 (4)           *
Director

Bob J. Jenkins                     12,000 (5)           *
Director

Marcelo A. Gumucio                 21,000 (5)           *
Director

Syrus P. Madavi                   241,216 (6)           1
Director, President & CEO

John L. Carter                     54,562 (7)           *
Executive Vice President & CFO

All Current Directors and       5,967,929 (8)          36
Current Executive Officers
as a Group (9 persons)


                                       2

FMR Corp.                       1,334,215               8
82 Devonshire Street
Boston, MA  02109

-----------------------------------

*   Less than one (1%) percent of the outstanding common stock.

(1) Percentage of beneficial ownership is calculated assuming 16,187,374 shares of common stock were outstanding on February 28, 1996. This percentage also includes common stock of which such individual or entity has the right to acquire beneficial ownership within sixty (60) days of February 28, 1996, including but not limited to the exercise of an option; however, such common stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(a)(l)(i) under the Securities Exchange Act of 1934. Unless otherwise indicated, each of the beneficial owners named in the table has sole voting and investment power with respect to all shares shown as owned by them, subject to applicable community property laws.

(2) Represents 5,308,726 shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner and pursuant to which he shares dispositive power over these shares. Of these shares, Mr. Brown has sole voting power with respect to 4,486,584 shares, and has no voting power with respect to the remaining shares. Additionally, includes 150,000 shares held by Mr. Brown, individually. Of these shares, Mr. Brown has sole dispositive power. Does not include 175,259 shares held in the Burr-Brown Corporation Stock Bonus Plan and Trust of which Mr. Brown and Mr. Carter have voting power.

(3) Includes 71,770 shares held in a trust of which Mr. Troup holds voting and investment power and 9,000 shares subject to options granted to non-employee Directors pursuant to the Company's Stock Incentive Plan.

(4) Includes 15,000 shares subject to options granted to each non-employee Director pursuant to the Company's Stock Incentive Plan.

(5) Includes 12,000 shares subject to options granted to each non-employee Director pursuant to the Company's Stock Incentive Plan.

(6) Includes 200,000 shares subject to options granted to Mr. Madavi pursuant to the Company's Stock Incentive Plan which are exercisable within 60 days following the Record Date. Also includes 1,216 shares held in the 401(k) plan.

(7) Includes 33,000 shares subject to options granted to Mr. Carter pursuant to the Company's Stock Incentive Plan, which are exercisable within 60 days following the Record Date.

(8) Includes 311,000 shares subject to options granted to directors and officers pursuant to the Company's Stock Incentive Plan, which are exercisable within 60 days following the Record Date. Also includes 5,308,726 shares held by Brown Investment Management Limited Partnership, of which Mr. Brown is a General Partner, as described in Note 2 above.

                              PROPOSAL NO. 1:

                           ELECTION OF DIRECTORS

         Each director to be elected at the Annual Meeting will hold office until the next annual meeting of stockholders and until a successor for such director is elected and has qualified, or until the death, resignation, or removal of such director. At the Annual Meeting there are seven (7) directors to be elected. There are seven (7) nominees, each of whom is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless authority is withheld, the proxyholders will vote the proxies received by them for the nominees named below. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for the nominees listed below, to the extent authority is not withheld.
The seven (7) candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company . The proxies solicited by this Proxy Statement may not be voted for more than seven (7) nominees.

NOMINEES

  Set forth below is information regarding the nominees to the Board of Directors.

                             Present Principal Employment
Name                  Age    and Prior Business Experience
----                   ---    -----------------------------
Thomas R. Brown, Jr.   69    Director since 1956.  Founder of the Company and
                             has served as its Chairman since 1956.  Mr. Brown
                             served as Corporate Secretary from February 1986
                             to November 1987.  Mr. Brown served as the Chief
                             Executive Officer until February 1983 and
                             President until 1976.  Most recently, he served as
                             President and CEO from April 1993 to March 1994.
                             Former member of the Board of Directors of the Los
                             Angeles Regional Office of the Federal Reserve
                             Board.

Syrus P. Madavi        46    Director, President and Chief Executive Officer of
                             the Company since March 1994. Formerly Mr. Madavi
                             was President of Raytheon Semiconductor
                             Division from 1992 to March 1994.  He was Director
                             of Product Development and Marketing of Raytheon
                             from 1990 to 1992, and prior to that served as the
                             Vice President and General Manager of Honeywell
                             Signal Processing Technologies from 1984 to 1989.
                             He also held management positions with Analog
                             Devices Inc. from 1980 to 1983.

Thomas J. Troup        72    Director since 1967.  Vice Chairman since 1982 and
                             Chief Financial Officer from February 1983 to July
                             1988.  Mr. Troup served as Treasurer from November
                             1986 to March 1987.  From 1971 to 1982, Mr. Troup
                             served as Vice President, Treasurer and a Director
                             of Akzona, Inc.  He has served as a Director of
                             Dynamics Research Corporation since 1962 and
                             served as a Director of BRIntec Corporation from
                             1985-1989, Baird Corporation 1982-1987; Holmberg
                             Electronic Corporation 1982-1987; and the Research
                             Triangle Institute 1981-1992.


                                       4

John S. Anderegg, Jr.  72    Director since 1958.  Chairman of the Board of
                             Dynamics Research Corporation since
                             1955 and served as its President from 1955 to
                             1986.  Serves as a Director of the Ivy
                             Fund, Metritape, Inc. and MacKenzie Funds.

James A. Riggs         59    Director since 1991.  Senior Vice President and
                             Chief Financial Officer, Olin
                             Corporation from 1990 until his retirement in
                             February, 1996.

Francis J. Aguilar     63    Director since 1993.  Professor Emeritus Business
                             Administration, Harvard Business School, served as
                             Faculty Chairman, Harvard International Senior
                             Manager's Program, 1972-1974; and Chairman,
                             International Teachers Program, 1968-1972.  Dr.
                             Aguilar is Executive Director of the Management
                             Education Alliance and is also a consultant and
                             author.  Serves as a Director of Bowater, Inc. and
                             Dynamics Research Corporation.

Marcelo A. Gumucio     58    Director since 1995.  Currently Chairman of the
                             Management Board and the Chief Executive Officer
                             of Memorex Telex N.V. since November 1992.  He is
                             also the President and Chairman of the Board of
                             Memorex Telex Corporation. In 1990, Mr. Gumucio
                             founded the private investment firm Gumucio, Burke
                             and Associates, of which he has been a partner
                             since its formation. Prior to his affiliation with
                             that firm, Mr. Gumucio was an executive at Cray
                             Research, Inc., and served as an Executive Vice
                             President from 1983 to 1988 and as President and
                             Chief Operating Officer from 1988 to 1990.

Mr. Bob J. Jenkins will not stand for re-election.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held five (5) meetings during 1995. During this period, each director attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board that were held while they were members and (ii) the total number of meetings held by all committees of the Board on which they were members.

     The Audit Committee of the Board of Directors held two (2) meetings during 1995. The Audit Committee, which is currently comprised of Directors John S. Anderegg, Jr., Chairman, Thomas J. Troup, and Bob J. Jenkins, recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and its system of internal controls.

     The Compensation Committee held nine (9) meetings during 1995. The Compensation Committee, which is currently comprised of Directors James A. Riggs, Chairman, Francis J. Aguilar, and Marcelo A. Gumucio (who joined the Committee on April 21, 1995) has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit plans. The Compensation Committee also administers the Company's Stock Incentive Plan.

     The Nominating Committee held two (2) meetings during 1995. The committee consists of three (3) members, Thomas J. Troup, Chairman, John S. Anderegg, Jr., and Marcelo A. Gumucio (who joined the committee on April 21, 1995). The Nominating Committee will consider nominees recommended by stockholders. Any nominee recommendations should be addressed to the attention of the Corporate Secretary at the Company's principal executive offices.

     The Governance Committee held two (2) meetings during 1995. The committee consists of six members: Francis J. Aguilar, Chairman, Thomas J. Troup, John S. Anderegg, Jr., Bob J. Jenkins, James A. Riggs and Marcelo A. Gumucio (who joined the Committee April 21, 1995). The Governance Committee acts on all matters concerning strategic governance and policies of the Company.

DIRECTOR COMPENSATION

     Non-employee Directors received a quarterly retainer fee of $2,500 and an additional $1,500 for each board meeting attended. In addition, each such director was reimbursed for travel expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof.

     Under the Automatic Option Grant Program in effect under the Company's 1993 Stock Incentive Plan, each individual will receive, at the time he or she first becomes a non-employee Board member, an option grant to purchase 15,000 shares of the Company's common stock (as adjusted for the 3-for-2 common stock split effected in May 1995). Accordingly, an automatic option grant for 15,000 shares of the Company's common stock was made to Mr. Gumucio on April 21, 1995 at the time he first joined the Board as a non-employee Board member. The option has an exercise price of $16.00 per share, the fair market value per share of common stock on such grant date, and a maximum term of ten (10) years, subject to earlier termination upon Mr. Gumucio's cessation of Board service. The option is immediately exercisable for all of the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, should Mr. Gumucio cease Board service prior to vesting in those shares. The shares subject to the option will vest in a series of five (5) successive equal annual installments over his period of Board service, with the first such installment to vest one (1) year after the grant date. However, all the option shares will immediately vest should the Company be acquired by merger or asset sale or should there occur a hostile take-over of the Company's outstanding common stock or a change in the majority of the Board as a result of one or more contested elections for Board membership. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding common stock, the option grant may be surrendered to the Company for a cash payment in an amount per surrendered option share equal to the greater of (i) the highest tender offer price per share paid for the Company's common stock or (ii) the fair market value per share on the option surrender date, less the option exercise price payable per share.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1995, there was compliance with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) stockholders with the exception of (i) a late Form 4 filed by Mr. Thomas R. Brown with respect to the October 1988 formation of Brown Investment Management Limited Partnership, a limited partnership holding more than ten percent (10%) of the Company's outstanding common stock, of which Mr. Brown is a general partner, and
(ii) the late Form 3 reports filed by Brown Investment Management Limited Partnership and the two other general partners of that partnership. Pursuant to SEC regulations, a form 5 was filed to report all holdings of Burr-Brown common stock acquired by the Company's executive officers through their participation in the Company's 401(k) Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the Company's other executive officers whose salary and bonus for the 1995 fiscal year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the fiscal years ended December 31, 1995, 1994, and 1993. The individuals included in the table will be hereafter referred to as the Named Executive Officers. No executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1995 fiscal year has resigned or terminated employment during the fiscal year.
                              SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                         Compensa-
                                            Annual Compensation                          tion Awards(3)
                                            -------------------                          -------------
                                                                          Other          Options             All Other
                                                                          Annual         (No. of             Compen-
    Name and                                                              Compensa-       Under-             sation
    Principal Position        Year      Salary($)(1)       Bonus($)       tion($)(2)     lying Shares)       ($)(4)
    ------------------        ----      ------------       --------       ----------     -------------       ---------

    Thomas R. Brown,          1995       195,000            ---              ---              ---             2,310
    Jr., Chairman of the      1994       195,000            ---              ---              ---             2,310
    Board                     1993       195,000            ---              ---                              2,249

    Syrus P. Madavi,          1995       250,000           450,000           4,780                            2,310
    President and Chief       1994       190,385            99,000          81,374          450,000           1,288
    Executive Officer         1993         ---              ---              ---              ---              ---


    John L. Carter,           1995       160,000            77,200           ---              ---             2,310
    Executive                 1994       160,000            20,000           ---             84,000           2,310
    Vice President  and       1993       113,731            16,700           ---              9,000           1,077
    Chief Financial
    Officer


(1) Includes amounts deferred under the Company's Future Investment Trust Plan ("401(k) Plan").
(2) Represents amounts paid as reimbursement for relocation expenses.
(3) The number of option shares for each individual named in this table reflects the 3-for-2 stock split in the form of a stock dividend effected on May 19, 1995. None of the Named Executive Officers were awarded restricted stock in 1995 nor held restricted stock at the end of 1995.

(4) All other compensation includes the contributions made by the Company to the 401(k) Plan on behalf of each of the Named Executive Officers to match their salary deferrals under such plan.


STOCK OPTIONS

    No stock options were granted to any of the Named Executive Officers during the fiscal year ended December 31, 1995.

STOCK OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 1995 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers at the end of the 1995 .


                                                AGGREGATED OPTION VALUES AT 1995 YEAR-END

                                                        Number of securities          Value of unexercised
                              Shares                   underlying unexercised        in-the-money options at
Name                         Acquired                 options at 1995 year-end         1995 year end(2)(3)
----                           on          Value
                             Exercise     Realized     Exercis-     Unexercis-     Exercisable     Unexercis-
                               (#)         ($)(1)        able          able            ($)          able ($)
                             --------     --------     --------     ----------     -----------     ----------
Thomas R. Brown,                  0             0            0            0                0               0
Chairman of the Board

Syrus P. Madavi,             50,000       866,667      130,000      270,000        2,721,835       5,649,004
President and CEO

John L. Carter, Executive    15,000       310,875       18,000       60,000          375,750       1,260,000
Vice President & CFO


-----------------------

(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2) "In-the-money" options are options whose exercise price was less than the market price of the Company's common stock on December 31, 1995.

(3) Based upon the market price of $25.50, which was the closing price per share of the Company's common stock on the Nasdaq National Market on December 29, 1995, less the option exercise price payable per share.

Annual Retirement Benefits

The table below provides a schedule of estimated annual benefits payable upon retirement to individuals who participate in the Company's defined benefit pension plan.

COMPENSATION               YEARS OF SERVICE
--------------------------------------------------------------------------------

                     5          10          15          20 or More
--------------------------------------------------------------------------------
$100,000           4,352      8,704       13,056        17,408
--------------------------------------------------------------------------------

125,000            5,602     11,204       16,806        22,408
--------------------------------------------------------------------------------

150000             6,852     13,704       20,566        27,408
--------------------------------------------------------------------------------

200,000            9,352     18,704       28,056        37,408
--------------------------------------------------------------------------------



    A participant's compensation covered by the Company's retirement plan is his or her average salary for the five consecutive calendar plan years during the last ten (10) years of the participant's career for which such average is the highest. Under the retirement plan, contributions are not specifically allocated to individual participants. The table above shows estimated annual retirement benefits payable at age sixty-five (65) to participants, based upon the plan formula equal to 0.5% of final average annual salary plus 0.5% of excess final average salary over the individual's Social Security covered compensation, multiplied by years of service, up to a maximum of twenty (20) years. The estimates do not include Social Security benefits payable from the federal government and assume that benefits begin at age sixty-five (65) under a straight life annuity form. The Social Security covered compensation used in the calculation is that applicable to an individual attaining age sixty-five
(65) in 1995. Compensation covered under the plan for named executives as of the end of 1995: Brown: $189,150; Madavi: $150,000; Carter: $119,077. The
estimated years of service for each named executive are as follows:  Brown: 40;
Madavi: 2;  Carter: 3.




            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of Burr-Brown Corporation is responsible for establishing the base salary of the Company's executive officers and administering the Company's Stock Incentive Plan under which grants may be made to the executive officers and other key employees. In addition, the Compensation Committee approves the individual bonus programs to be in effect for the executive officers each year.

GENERAL COMPENSATION POLICY

         The Compensation Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based substantially upon their contribution to the financial success of the Company and their personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which reflects individual performance and is designed primarily to be competitive with relevant salary levels in the industry, (ii) annual variable performance awards payable in cash and tied to the achievement of performance goals established by the Committee, and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater portion of his or her total compensation is to be dependent upon Company performance and stock price appreciation rather than base salary.

         FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package for the 1995 fiscal year are summarized below. The Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future years.

         * BASE SALARY. The base salary for each officer is set on the basis of personal performance, the Compensation Committee's assessment of salary levels in effect for comparable positions with the Company's principal competitors, and internal comparability considerations. The weight given to each of these factors may vary from individual to individual, and the Compensation Committee did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

         * ANNUAL INCENTIVE COMPENSATION. The Compensation Committee established an executive incentive plan for fiscal 1995 designed to reward executive officers on the basis of the Company's performance for the year and each executive officer's individual contributions. Under the plan, a bonus pool was funded with a percentage of the Company's pre-tax income for the 1995 fiscal year, after giving effect to certain deductions such as contributions to the Company's 401(k) Plan. However, no funding was to be allocated to the 1995 bonus pool unless the Company achieved a minimum level of pre-tax income for such year, and in no event was the aggregate pool to exceed a specified dollar maximum. The pre-tax income for the 1995 fiscal year was in excess of the minimum targeted level, and the resulting bonus pool was then allocated among the Company's key employees and executive officers based upon the Compensation Committee's determination of their relative contributions to the Company's profitability and their base salary levels.

         * LONG-TERM INCENTIVE COMPENSATION. Stock options are designed to align the interests of the executive officers with those of the stockholders and to provide each with an equity stake in the business. The Compensation Committee has established general guidelines for awarding options to executive officers which takes into account an individual's current position with the Company, comparability with grants made to other Company executives, the number of unvested shares held by an individual, and an individual's potential for growth within the Company, i.e., future responsibilities and possible promotions over the option term. The Compensation Committee does not always strictly adhere to these guidelines and will occasionally vary the size of the option award as circumstances warrant.


CEO COMPENSATION

    In setting the compensation payable to the Company's Chief Executive Officer, Mr. Syrus P. Madavi, for the 1995 fiscal year, the Compensation Committee has sought to provide him with a competitive level of compensation while at the same time tying a significant percentage of that compensation to Company performance. It is the Compensation Committee's intent to provide Mr. Madavi with a level of stability and certainty each year with respect to base salary and not to have this particular component of compensation affected to any significant degree by Company performance factors.

    However, Mr. Madavi's incentive compensation for the 1995 fiscal year was dependent upon the Company's financial performance and his individual contribution to that performance and provided no dollar guarantees. As previously indicated, Company performance for the 1995 fiscal year was measured in terms of the pre-tax income target established by the Compensation Committee for that year, and his incentive bonus was based upon the Company's achievement of that target and the Compensation Committee's assessment of his individual performance for the 1995 fiscal year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1995 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1996 will exceed that limit. The Company's 1993 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                    Submitted by the Compensation Committee
                   Burr-Brown Corporation Board of Directors

                                 James A. Riggs
                               Francis J. Aguilar
                               Marcelo A. Gumucio


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the common stock of the Company with that of the Russell 2000 Index, a broad market index of companies with comparable market capitalization, and Value Line's Semiconductors Index, a published line-of-business index. The comparison for each of the periods assumes that $100 was invested on December 31, 1990 in the Company's common stock, the stocks included in the Russell 2000 Index and the stocks included in Value Line's Semiconductors Index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.


                PERFORMANCE GRAPH FOR BURR-BROWN CORPORATION
             INDEXED COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
      BURR-BROWN, RUSSELL 2000 INDEX AND VALUE LINE'S SEMICONDUCTOR INDEX

Measurement               Russell            Value Line       Burr-Brown
Period                     2000                               Corporation
(Year covered)               $                    $                $
---------------------------------------------------------------------------
Measurement PT -
1990

1990                      100.00               100.00            100.00
1991                      146.05               129.23            117.39
1992                      172.94               204.93            126.09
1993                      205.64               321.50            113.05
1994                      201.90               391.71            234.79
1995                      259.32               539.49            295.66

Note: Assumes $100 invested on 12/31/90 in Burr-Brown, Russell 2000 Index and Value Line's Semiconductor Index. Assumes reinvestment of dividends on a daily basis.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by the Company under those statutes, including this Proxy Statement, the preceding Compensation and Stock Option Committee Report on Executive Compensation and the preceding Company Stock Price Performance Graph are not to be incorporated by reference into any such prior filings; nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    None of the Named Executive Officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the Company's Stock Incentive Plan to provide for the accelerated vesting of the shares of common stock subject to any outstanding options held by the Chief Executive Officer and the other Named Executive Officers or any unvested shares actually held by those individuals under the Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender for more than 50% of the Company's outstanding common stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership. Mr. Madavi's outstanding stock option contains such an acceleration provision.

    Pursuant to his offer letter, Mr. Madavi is entitled to certain severance benefits upon termination of his employment, at any time within five (5) years after the date that he commenced employment, by the Company other than for cause. Upon such termination of employment, Mr. Madavi would receive severance pay equal to his then current base salary, until the earlier of (i) his attainment of new employment or (ii) twelve (12) months from the date his employment was terminated.

                                PROPOSAL NO. 2:

              AMENDMENT TO THE COMPANY'S 1993 STOCK INCENTIVE PLAN

    The Board of Directors is requesting stockholder approval of an amendment to the Company's 1993 Stock Incentive Plan to increase the number of shares of the Company's common stock authorized for issuance thereunder by an additional 500,000 shares.

SUMMARY OF THE 1993 STOCK INCENTIVE PLAN

    The following is a summary of the principal features of the 1993 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices. All share numbers in the summary have been adjusted to reflect the 3-for-2 split of the Company's common stock which was effected on May 19, 1995.

STRUCTURE OF THE 1993 PLAN

    The 1993 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, under which key employees and consultants may be granted options to purchase shares of the Company's common stock, (ii) a Stock Issuance Program under which key employees and consultants may be issued shares of the Company's common stock directly, either through the purchase of such shares or as a bonus tied to the performance of services or the Company's attainment of financial objectives, and (iii) an Automatic Option Grant Program, under which non-employee Board members will automatically receive special option grants to purchase shares of the Company's common stock.

    Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be nonstatutory options.

ADMINISTRATION

    The 1993 Plan (other than the Automatic Option Grant Program) will be administered by a committee (the "Committee") comprised of at least two members of the Board. The Committee members will be appointed by, and serve at the pleasure of, the Board. The Committee, which will be referred to in this summary as the Plan Adminstrator, will have full authority, subject to the provisions of the 1993 Plan, to determine the eligible individuals who are to eceive option grants and/or share issuances under the Discretionary Option Grant and Stock Issuance Programs, the type of option (incentive stock option or nonstatutory option) to be granted, the number of shares to be covered by each granted option or share issuance, the date or dates on which the option is to become exercisable, and the maximum term for which the option is to remain outstanding. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under that program.

ELIGIBILITY


    Key employees (including officers) of the Company and independent consultants will be eligible to participate in the Discretionary Option Grant and the Share Issuance Programs under the 1993 Plan. Non-employee members of the Board will only be eligible to participate in the Automatic Option Grant Program. As of February 28, 1996, approximately 200 employees, including 3 executive officers, were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and 6 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

SHARE RESERVE

    2,116,960 shares of the Company's common stock have been reserved for issuance over the term of the 1993 Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. Such share reserve consists of (i) the 716,960 shares of the Company's common stock which remained available for issuance under the Company's 1981 Stock Option Plan at the time the 1993 Plan was implemented and which were accordingly transferred to the 1993 Plan at that time, including the shares subject to outstanding options incorporated into the 1993 Plan, plus (ii) an additional 900,000 shares approved by the stockholders in connection with the implementation of the 1993 Plan, plus (iii) the additional 500,000-share increase for which stockholder approval is sought under this Proposal. The issuable shares may be made available either from the Company's authorized but unissued shares of common stock or from shares of the Company's common stock repurchased by the Company, including shares purchased on the open market.

    In no event may the aggregate number of shares of the Company's common stock for which any one individual participating in the 1993 Plan may be granted stock options, separately exercisable stock appreciation rights and direct share issuances exceed 900,000 shares in the aggregate over the remaining term of the 1993 Plan. For purposes of this limitation, any stock option grants, stock appreciation rights or direct share issuances made prior to January 1, 1994 will not be taken into account.

    Should an option expire or terminate for any reason prior to exercise in full (including options incorporated from the 1981 Plan and options cancelled in accordance with the cancellation-regrant provisions described in the "Cancellation and Regrant of Options" section below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1993 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1993 Plan will not be available for subsequent issuance. All share issuances under the 1993 Plan, including shares issued upon the exercise of options incorporated into the 1993 Plan from the 1981 Plan, will reduce on a share-for-share basis the number of shares of common stock available for subsequent option grant or stock issuance.

    As of February 28, 1996, options for 1,040,944 shares of common stock were outstanding under the 1993 Plan (including options incorporated from the 1981
Plan), and 739,073 shares were available for future option grants, including the 500,000 share increase for which stockholder approval is sought under this Proposal.

VALUATION

    For all purposes under the 1993 Plan, the fair market value per share of the Company's common stock on any relevant date will be the closing selling price per share on such date, as reported on the Nasdaq National Market. On February 28, 1996, the fair market value of the Company's common stock was $22.50 per share.

DISCRETIONARY OPTION GRANT PROGRAM

PRICE AND EXERCISABILITY

    The option price of options granted under the 1993 Plan may not be less than the fair market value of the option shares on the grant date. The option price is payable in cash or in shares of the Company's common stock. The option may also be exercised through a same-day sale program without any cash outlay on the optionee's part.


    The maximum period during which any option may remain outstanding under the 1993 Plan may not exceed ten years. The Plan Administrator will have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's reacquisition rights or (iii) which become exercisable in installments for vested shares over the optionee's period of service.

    Any options held by the optionee at the time of his or her cessation of service for any reason other than death or disability will normally not remain exercisable for more than a three-month period thereafter. Should the optionee cease service by reason of disability or die while holding one or more outstanding options, then the outstanding options will not remain exercisable for more than a twelve-month period thereafter. The Plan Administrator may also permit such a twelve-month exercise period in the event the optionee ceases service by reason of retirement at or after attainment of age 65. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during the applicable post-service exercise period, be exercisable only to the extent of the number of option shares in which the optionee is vested at the time of cessation of service. For purposes of the 1993 Plan, the optionee will be deemed to continue in service for so long as such individual performs services for the Company or any majority-owned subsidiary, whether as an employee, a non-employee member of the board of directors or an independent consultant or advisor.

    The Plan Administrator will have complete discretion,exercisable at any time the option remains outstanding, to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part.

STOCK APPRECIATION RIGHTS

    The Plan Administrator may grant options with tandem or limited stock appreciation rights. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of the Company's common stock. Officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may also be granted limited stock appreciation rights in connection with their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities, to the extent the option is at the time exercisable for vested shares of common stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per option share equal to the excess of (i) the highest reported price per share of common stock paid in the tender offer over (ii) the option exercise price payable per share. The balance of the option (if any) will continue to remain outstanding and become exercisable and vest in accordance with the agreement evidencing such grant.

      The Compensation Committee has the discretion to extend such limited rights to any or all outstanding options held by officers under the 1981 Plan and incorporated into the 1993 Plan.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

    No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the 1993 Plan (including options incorporated from the 1981 Plan) and to grant in substitution new options covering the same or different numbers of shares of the Company's common stock but with an exercise price per share not less than the fair market value of the option shares on the new grant date.

STOCK ISSUANCE PROGRAM

    To the extent the shares of the Company's common stock issued under the Stock Issuance Program are drawn from the Company's authorized but unissued reserve of common stock, those shares must be issued for consideration payable in (i) cash or cash equivalents, (ii) promissory notes payable to the Company's order, or (iii) services rendered, with such consideration to be valued at not less than the fair market value of the issued shares. Treasury shares (shares repurchased by the Company and held as treasury shares) may be issued for similar consideration or for such other consideration, including future services, as the Plan Administrator deems appropriate under the circumstances.

    The issued shares may be fully vested upon issuance or may vest over a period of time. The holder of the issued shares will have full stockholder rights with respect to thoseshares, including the right to vote suchshares and receive allcash dividends paid on such shares, whether or not such shares are vested. However, unvested shares may not be sold,transferred or assigned, except for certain permitted transfers to the participant's spouse or issue or transfers effected upon the participant's death.

    Upon the participant's cessation of service (as defined above) for any reason, his or her unvested shares will immediately be surrendered to the Company for cancellation, and the participant will cease to have any stockholder rights with respect to those shares. If the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent, the Company will repay to the participant the cash consideration or cancel the principal balance of any outstanding purchase-money note to the extent attributable to the surrendered shares. The Plan Administrator may at any time waive in whole or in part the surrender and cancellation of the unvested shares held by the participant at the time of termination of service and thereby accelerate the vesting of the participant's interest in the shares as to which the waiver applies.


AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, each non-employee Board will, at the time of his or her initial election to the Board by the stockholders or appointment by the Board, receive an option grant for 15,000 shares.


    Each option granted under the Automatic Option Grant Program is subject to the following terms and conditions:

         - The option price per share will be equal to 100% of the fair market value per share of the Company's common stock on the automatic option grant date.

         - Each option will have a maximum term of ten years measured from the grant date.

         - Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company at the exercise price paid per share should the optionee cease Board service prior to vesting in such shares. The option shares will vest, and the Company's repurchase right will lapse, in a series of five successive equal annual installments over the optionee's period of continued Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic option grant date.

         - The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die within six months after such cessation of Board service, then the option will remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of the optionee's cessation of Board service.

        - Should the optionee die or become permanently disabled while serving as a Board member, then the shares of the Company's common stock subject to any automatic option grant held by that optionee will immediately vest in full, and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

        - In the event of a Corporate Transaction or Change in Control (as those terms are defined in the Option/Vesting Acceleration section below), the shares subject to each outstanding automatic option grant will immediately vest in full, and each such option may be exercised for any or all of those vested shares until the expiration or sooner termination of the option term.


        - Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(A) the highest reported price per share of the Company's common stock paid in such tender offer over (B) the option exercise price payable per share.


        - The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic option grant.

GENERAL PROVISIONS

OPTION/VESTING ACCELERATION

    Accelerated vesting of outstanding options and share issuances under the 1993 Plan may occur under certain circumstances in connection with changes in the ownership or control of the Company. The transactions which may trigger such acceleration may be identified as follows:

    CORPORATE TRANSACTION: any one of the following stockholder-approved transactions to which the Company is a party:

    (i) a merger, consolidation or other reorganization in which the Company is not the surviving entity,

    (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

    (iii) any reverse merger in which the Company is the surviving entity but in which more than 50% of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger.

     CHANGE IN CONTROL: either of the following events effecting a change in ownership or control of the Company:

      (i) the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or

      (ii) a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or
      (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

    In the event of a Corporate Transaction, each option at the time outstanding under the 1993 Plan will automatically become exercisable for all of the shares of the Company's common stock at the time subject to that option and may be exercised for any or all of such shares as fully-vested shares. However, an outstanding option under the Discretionary Option Grant Program will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or (ii) the acceleration of such option is precluded by other limitations or restrictions imposed by the Plan Administrator at the time of grant. Immediately following the consummation of the Corporate Transaction, all outstanding options under the 1993 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. The Plan Administrator will have the discretion to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the optionee's service terminates within a designated period following such Corporate Transaction, whether or not such options are assumed or replaced.

    All unvested shares outstanding under the Discretionary Option Grant or Stock Issuance Program will immediately vest in full upon the occurrence of a Corporate Transaction, except to the extent (i) one or more of the Company's repurchase rights with respect to those shares are expressly assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the unvested shares are issued. The outstanding repurchase rights of the Company under the Automatic Option Grant Program will immediately terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction.

    The Plan Administrator has full power and authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the acceleration of options outstanding under the Discretionary Option Grant Program and vesting of unvested shares issued under the Discretionary Option Grant or Stock Issuance Program upon the occurrence of such Change in Control. Alternatively, the Plan Administrator may condition such acceleration upon the individual's cessation of service under certain prescribed circumstances following the Change in Control. Upon a Change in Control, the shares subject to each outstanding option under the Automatic Option Grant Program will immediately vest in full, and the Company's repurchase rights will lapse as to those shares.

    The acceleration of options or vesting in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

    In the event any change is made to the common stock issuable under the 1993 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares or other change in capitalization of the Company affecting the common stock as a class without the Company's receipt of consideration, the Compensation Committee may make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation and direct stock issuances under the 1993 Plan after December 31, 1993, (iii) the class and/or number of securities and option price per share in effect under each outstanding option, and (iv) the class and/or number of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

    The grant of stock options or stock appreciation rights under the 1993 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

FINANCIAL ASSISTANCE

    The Plan Administrator may institute a loan program in order to assist one or more optionees or participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the acquisition of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including Company loans or guarantees or installment payments) and the terms upon which such assistance is to be provided will be determined by the Committee. However, the maximum amount of financing provided any optionee or participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable federal and state taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's or participant's period of service.

EXCESS ISSUANCES

    Options to purchase shares of common stock may be granted and shares of common stock may be issued under the 1993 Plan which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until the Company's stockholders approve an amendment sufficiently increasing the number of shares available for issuance under the 1993 Plan.

SPECIAL TAX ELECTION

    The Plan Administrator may provide one or more holders of nonstatutory options or unvested shares under the 1993 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the federal and state income and employment tax liability incurred by such individuals in connection with the exercise of their options or the vesting of their shares. Alternatively, the Plan Administrator may allow such individuals to deliver already existing shares of the Company's common stock in payment of such tax liability.



TREATMENT OF OPTIONS OUTSTANDING UNDER THE 1981 PLAN

    Each outstanding stock option under the 1981 Plan was incorporated into the 1993 Plan when the 1993 Plan was approved by the stockholders at the 1993 Annual Stockholders Meeting. However, each such option will continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in the 1993 Plan will be deemed to affect or otherwise modify the rights or obligations of the holder of such stock options with respect to their acquisition of shares of the Company's common stock thereunder. However, one or more provisions or features of the 1993 Plan (including the option/vesting acceleration provisions applicable to Corporate Transactions and Changes in Control) may, in the discretion of the Plan Administrator, be extended to the incorporated options.

AMENDMENT AND TERMINATION

    The Board may amend or modify the 1993 Plan in any or all respects whatsoever. However, the Automatic Option Grant Program may not be amended more often than every six months, except to the extent necessary to comply with applicable Federal income tax laws and regulations. No amendment to the 1993 Plan may adversely affect the rights of existing optionees without their consent, and the Board may not (i) materially increase the maximum number of shares issuable under the 1993 Plan, increase the maximum number of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights or direct stock issuances after December 31, 1993 or materially increase the number of shares for which options may be granted to non-employee Board members under the Automatic Option Grant Program, except to reflect certain changes in the Company's capital structure; (ii) materially modify the eligibility requirements for option grants; or (iii) otherwise materially increase the benefits accruing to participants under the 1993 Plan without the approval of the Company's stockholders.


    The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on February 10, 2003. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

STOCK AWARDS

    The table below shows, as to the Company's executive officers and the indicated groups, the following information for the period commencing January 1, 1993 and ending February 28, 1996: (i) the number of shares of the Company's common stock subject to options granted under the 1993 Plan and
(ii) the weighted average exercise price payable per share. All the share numbers and exercise prices have been adjusted to reflect the 3-for-2 split of the Company's common stock effected in May 1995.




--------------------------------------------------------------------------------

                                OPTION TRANSACTIONS
--------------------------------------------------------------------------------

                                                          Weighted Average
                                                           Exercise Price
                                   Options Granted           of Options
Name                              (Number of Shares)           Granted
--------------------------------------------------------------------------------
Thomas R. Brown, Jr., Chairman                0                 $ 0.00
of the Board
--------------------------------------------------------------------------------

Syrus P. Madavi, President &            450,000                 $ 4.58
Chief Executive Officer
--------------------------------------------------------------------------------

John L. Carter, Executive Vice           93,000                  $4.52
President and Chief Financial
Officer
-------------------------------------------------------------------------------


All current executive officers as a     543,000                 $ 4.55
group (3 persons)
--------------------------------------------------------------------------------

Thomas J. Troup                          15,000                 $ 5.33
--------------------------------------------------------------------------------

Francis J. Aguilar                       15,000                 $ 5.33
--------------------------------------------------------------------------------

John S. Anderegg, Jr.                    15,000                 $ 5.33
--------------------------------------------------------------------------------

James A. Riggs                           15,000                 $ 5.33
--------------------------------------------------------------------------------

Bob J. Jenkins                           15,000                 $ 5.33
--------------------------------------------------------------------------------

Marcelo A. Gumucio                       15,000                 $ 5.33
--------------------------------------------------------------------------------

All non-employee directors as a          90,000                 $ 7.10
group (6 persons)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

All employees, including current        498,250                 $15.82
officers who are not executive
officers as a group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    No option grants have been made to date on the basis of the 500,000-share increase to the 1993 Plan for which stockholder approval is sought under this Proposal.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

    Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or nonstatutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the option exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the option exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such those on the option exercise date over (ii) the option exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares under the 1993 Plan will be deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    NONSTATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the option exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of the Company's common stock under a nonstatutory option. These special provisions may be summarized as follows:

         - If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by the Company at the original option exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the optionee vests in the shares, an amount equal to the excess of (i) the fair market value of the shares on the date the optionee vests in those shares over (ii) the option exercise price paid for the shares.

         - The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess of
         (i) the fair market value of the purchased shares on the exercise date over (ii) the option exercise price paid for such shares. If the
         Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the corporation in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of nonstatutory options granted under the 1993 Plan will be deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.



STOCK APPRECIATION RIGHTS.

    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

    The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

ACCOUNTING TREATMENT

    Under current accounting rules, option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, outstanding options may have to be taken into account in the calculation of earnings per share. In addition, new FASB 123 will require footnote disclosure and pro-forma statements to the Company's financial statements indicating the impact which the options granted under the 1993 Plan would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged against the Company's earnings.

STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding shares of the Company's voting stock present or represented and entitled to vote at the 1996 Annual Meeting is required for approval of the amendment to the 1993 Plan. If the stockholders do not approve such amendment, then any options granted on the basis of the 500,000 share increase authorized by the amendment will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of such share increase. The 1993 Plan will, however, remain in effect, and option grants may continue to be made pursuant to the provisions of the 1993 Plan until the available reserve of common stock as last approved by the stockholders has been issued under the 1993 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 500,000 SHARES.


                                  PROPOSAL NO. 3:

         AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

    The Board of Directors is requesting stockholder approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 40,000,000 to 80,000,000. The Company's stockholders have previously approved an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to 40,000,000 shares. Such increase was proposed, in part, in order to maintain an adequate percentage of Common Stock available for future issuance, in view of the increase in outstanding shares due to the 3-for-2 stock split in the form of a stock dividend effected on May 19, 1995. On February 28, 1996, 16,187,374 shares of Common Stock were issued and outstanding. There are 1,780,017 shares of Common Stock reserved for issuance upon exercise of options or warrants. The remaining 22,032,609 shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance. The Board of Directors considers it advisable to have the additional shares available for possible future financings, acquisitions, stock dividends, for issuance under the Company's employee benefit plans and for other general corporate purposes. However, the Company does not presently have any plans or proposals to use any portion of the additional shares that would be authorized upon adoption of the amendment for any of the foregoing purposes with the exception of the shares recommended in Proposal 4 to increase the shares allocated for issuance under the 1993 Stock Incentive Plan by 500,000 shares.
In addition, the Company is not presently contemplating a merger or acquisition transaction that would use any portion of the additional authorized shares.

    If this Amendment is adopted, Article Fourth of the Company's Restated Certificate of Incorporation will be amended to read in its entirety as follows:

    "FOURTH: The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock". The total number of shares which the Corporation shall have authority to issue is Eighty-two Million (82,000,000) and the aggregate par value of all shares of stock that are to have a par value shall be Eight Hundred Twenty Thousand Dollars ($820,000). The total number of shares of Preferred Stock shall be Two Million (2,000,000) and the part value of each share of such class shall be One Cent ($.01). The total number of shares of common stock shall be Eighty Million (80,000,000) and the par value of each share of such class shall be One Cent ($.01)."

    If this amendment is adopted, the additional shares of Common Stock may be issued by direction of the Board of Directors at such times, in such amounts and upon such terms as the Board of Directors may determine, without further approval of the stockholders unless, in any instance, such approval is expressly required by regulatory agencies or otherwise. The Nasdaq National Market, on which the issued shares of Common Stock are currently included for quotation, requires stockholder approval as a prerequisite to continued inclusion of the shares in several situations, including acquisition transaction, where the issuance of additional shares could result in an increase of 20% or more of the number of shares of capital stock of the Company outstanding. The Common Stock carries no preemptive rights to purchase additional shares.

    The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

    In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's stock. If suchfactors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

    The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company's Restated Certificate of Incorporation.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE INCREASE IN THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 SHARES TO 80,000,000 SHARES.


                              PROPOSAL NO. 4:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


    The Board of Directors has selected Ernst & Young, LLP, independent auditors, to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 1996.

    The firm of Ernst & Young, LLP audits the Company's books annually, has offices in or convenient to the localities in the United States and foreign countries where the Company or its subsidiaries operate and is considered to be well qualified. The Board of Directors recommends that the stockholders approve the proposal to ratify the selection of Ernst & Young, LLP to serve as independent auditors for the current year.

    Ernst & Young, LLP has no direct or indirect material financial interest in the Company or any of its subsidiaries. A representative of Ernst & Young, LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of Ernst & Young, if they so desire. The representative also will be available to respond to questions raised by those in attendance at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE SELECTION OF ERNST & YOUNG, LLP TO SERVE AS INDEPENDENT AUDITORS FOR THE YEARENDING DECEMBER 31, 1996.

                                  OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



                              STOCKHOLDER PROPOSALS


    Proposals of stockholders that are intended to be presented at the Company's annual meeting of stockholders to be held in 1997 must be received by no later than November 27, 1996 in order to be included in the proxy statement and proxy relating to that meeting.


                         By order of the Board of Directors



                         Jill H. Rice
                         Corporate Secretary

March 27, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           BURR-BROWN CORPORATION


         Thomas R. Brown, Jr. and Syrus P. Madavi, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Burr-Brown Corporation (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders on April 26, 1996, and at any adjournments or postponements thereof as follows:

         1. The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

               Thomas R. Brown, Jr., Syrus P. Madavi, Thomas J. Troup, John S. Anderegg, Jr., James A. Riggs, Francis J. Aguilar and Marcelo A. Gumucio.

                   FOR / /       AUTHORIZATION WITHHELD / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)
--------------------------------------------------------------------------------




         2. Approve an amendment to the Company's 1993 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 500,000 shares;

               FOR / /         AGAINST / /          ABSTAIN / /



         3. Approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 40,000,000 shares to 80,000,000 shares;

               FOR / /         AGAINST / /         ABSTAIN / /




         4. Proposal to ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the year ending December 31, 1996:

                   FOR / /          AGAINST / /        ABSTAIN / /

         5. Transaction of any other business which may properly come before the meeting and any adjournment or postponement thereof.


         The Board of Directors recommends a vote FOR each of the above proposals. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS AND, AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time before it is voted.

          DATE:                         , 1996
                ------------------------

         ------------------------------------
          (Signature)

          ------------------------------------
         (Signature if held jointly)

         (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.

                               BURR-BROWN CORPORATION
                             1993 STOCK INCENTIVE PLAN

                (As Amended and Restated through February 16, 1996)


PREAMBLE
--------

          The BURR-BROWN CORPORATION previously adopted the Burr-Brown Research Corporation Incentive Stock Plan of 1981 that was amended and restated in 1983. That plan shall be referred to as the "Original Plan." The Burr-Brown Corporation 1993 Stock Incentive Plan ("Plan") shall serve as the successor to the Original Plan and will become effective as provided in Section 7 of this Article One. On February 11, 1994, the Plan was amended and restated to (i) impose a limitation on the maximum number of shares for which any one participant in the Plan may be granted Stock Options and direct Stock issuances over the remaining term of the Plan and (ii) establish an Automatic Option Grant Program for the non-employee members of the Board.

                                    ARTICLE ONE
                                      GENERAL

          1. DEFINITIONS. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          1.1  "Board" shall mean the Board of Directors of the Company.

          1.2 "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

              1.2.1 any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

              1.2.2 there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          1.3  "Code" shall mean the Internal Revenue Code of 1986.

          1.4 "Committee" shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.


          1.5 "Company" shall mean Burr-Brown Corporation, a Delaware corporation.

          1.6 "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

              1.6.1 a merger, consolidation or other reorganization in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

              1.6.2 the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

              1.6.3 any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          1.7 "Fair Market Value" shall mean the closing selling price per share of Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no such reported price on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          1.8 "Hostile Take-Over" shall mean a change in ownership of the Company effected through the following transaction:

                   (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, AND

                   (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

          1.9 "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Discretionary Option Grant or Automatic Option Grant Program.

          1.10 "Optionee" shall mean any person to whom an Option is granted pursuant to the Discretionary Option Grant or Automatic Option Grant Program.

          1.11 "Original Plan" shall mean the Burr-Brown Research Corporation Incentive Stock Plan of 1981, as amended and restated in 1983.

          1.12 "Participant" shall mean an employee or consultant to whom Stock is issued pursuant to the provisions of the Stock Issuance Program.

          1.13 "Plan" shall mean the Burr-Brown Corporation 1993 Stock Incentive Plan.

          1.14 "Service" shall mean the performance of services on a periodic basis to the Company (or any Subsidiary corporation) in the capacity of an employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable Option or Stock issuance agreement executed pursuant to the provisions of the Plan.

          1.15 "Stock" shall mean the Common Stock of the Company.

          1.16 "Subsidiary" or "Subsidiaries" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

          1.17 "Take-Over Price" shall mean the GREATER of (a) the Fair Market Value per share of Stock subject to an outstanding Option on the date that Option is surrendered to the Company in connection with a Hostile Take-Over or
(b) the highest reported price per share of such Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered Option is an incentive stock option under Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.

          2. PURPOSE. This Plan is intended to benefit the Company by providing an incentive to and encouraging Stock ownership by key employees (including officers), non-employee members of the Board and consultants of the Company and its Subsidiaries; by providing such key employees, non-employee Board members and consultants the opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company's success; and by encouraging such individuals to remain in the Service of the Company or its Subsidiaries.

          3.   STRUCTURE OF THE PLAN.

          3.1 STOCK PROGRAMS. The Plan shall be divided into three (3) separate components:

          - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Committee, be granted Options to purchase shares of Stock in accordance with the provisions of Article Two.

          - The Stock Issuance Program, under which eligible individuals may be issued shares of Stock directly, through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of their Fair Market Value at the time of issuance, as a bonus tied to the performance of services or the Company's attainment of financial objectives, without any cash payment required of the recipient.

          - The Automatic Option Grant Program, under which each non-employee Board member shall automatically receive a special Option grant to purchase shares of Stock in accordance with the provisions of Article Four.

          3.2 GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant, Stock Issuance and Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.

          4.   ADMINISTRATION.

          4.1 The Discretionary Option Grant and Stock Issuance Programs under the Plan shall be administered by the Committee. The Committee shall initially have the same membership as the Board's Compensation Committee. No member of the Committee shall be, at the time of exercise of discretion in administering this Plan or within one (1) year prior thereto, a person eligible for participation in the Plan or any other plan of the Company or any of its Subsidiaries entitling the participants therein to acquire Stock, Stock options or Stock appreciation rights of the Company or any of its Subsidiaries, other than pursuant to the Automatic Option Grant Program. Members of the Committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time. The Committee shall have full authority, subject to the express provisions of the Plan, to administer the Discretionary Option Grant and Stock Issuance Programs, including authority to interpret and construe any provision of such programs and to adopt such rules and regulations as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding Option grant or Stock issuance hereunder. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Discretionary Option Grant or Stock Issuance Program or any Option grant or Stock issuance under it.

          5.   OPTION GRANTS AND STOCK ISSUANCES.

          5.1 The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three are as follows:

               - officers and other key employees of the Company (or its parent or subsidiary corporations, whether now existing or subsequently established) who render services which contribute to the management, growth and financial success of the Company (or such parent or subsidiary corporations); and

               - those consultants or other independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

          5.2 Non-employee Board members shall NOT be eligible to participate in the Discretionary Option Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus, or other stock plan of the Company (or its parent or subsidiary corporations) other than the Automatic Option Grant Program under Article Four.

          5.3 The Committee shall have full authority to determine, (i) with respect to the Option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive Option grants, the number of shares to be covered by each such grant, the status of the granted Option as either an incentive stock option meeting the requirements of Code Sections 421 and 422 ("Incentive Option") or a nonstatutory option not intended to meet such requirements ("Nonstatutory Option"), the time or times at which each granted Option is to become exercisable and the maximum term for which the Option may remain outstanding; and (ii) with respect to Stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

          6.   STOCK.

          6.1 STOCK AVAILABLE. The Stock to be issued under this Plan may be either authorized but unissued shares or shares issued and thereafter reacquired by the Company. The aggregate number of shares of Stock which may be issued pursuant to this Plan shall not exceed at any time 2,116,959 shares, *subject to adjustment from time to time as provided in paragraph 6.3 below. Such authorized share reserve is comprised of (i) the number of shares which remained

-----------------------
* This number reflect the 3-for-2 split of the Stock effected in May, 1995 available for issuance under the Original Plan as of the Effective Date, including the shares of Stock subject to the outstanding options under the Original Plan incorporated into this Plan and any other shares which would have been available for future option grant under the Original Plan (estimated to be 716,973 shares* in the aggregate), plus (ii) an additional increase of 900,000 shares* of Stock previously authorized by the Board and approved by the Company's stockholders prior to the Plan Effective Date, and (iii) a further increase of 500,000 shares* of Stock authorized by the Board on February 16, 1996 subject to stockholder approval at 1996 Annual Meeting. All issuances of Stock under the Plan, including any shares of Stock issued upon the exercise of options incorporated into the Plan from the Original Plan, shall reduce on a one-for-one basis the number of shares of Stock available for subsequent issuance under the Plan. Should any Option or any portion thereof be terminated or canceled for any reason without being exercised or surrendered in accordance with Section 4 of Article Two or Section 3 of Article Four, the shares subject to the portion of the Option not so exercised or surrendered shall be available for subsequent Option grants or Stock issuances under this Plan. Shares subject to an Option or portion thereof surrendered in accordance with Section 4 of Article Two shall not be available for subsequent Option grants or Stock issuances under the Plan. If the Option price for any Options granted under the Plan is paid with shares of Stock or if any shares of Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the income and employment tax liability incurred in connection with any Optionee's or Participant's acquisition of Stock hereunder, then the number of shares of Stock available for subsequent issuance shall be reduced by the gross number of shares for which the Option is exercised or in which the Participant vests, and not by the net number of shares actually issued to the Optionee or the Participant.

          6.2 In no event may the aggregate number of shares of Stock for which any one individual participating in the Plan may be granted Options and direct Stock issuances exceed 900,000 shares* in the aggregate over the term of the Plan. For purposes of such limitation, no Option grants or direct Stock issuances made prior to January 1, 1994 shall be taken into account.

          6.3 CORPORATE REORGANIZATION. In the event that any change is made to the securities issuable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, Stock dividend, Stock split, combination of shares, exchange of shares or other change in capitalization) then, subject to the provisions of Section 2 of Article Two, Section 2 of Article Three and Section 3 of Article Four, the Committee may make appropriate adjustments in the maximum number and/or kind of securities issuable under the Plan, the maximum number and/or kind of securities for which Option grants and direct Stock issuances may be made to any one participant in the aggregate after December 31, 1993 and the number and/or kind of securities for which automatic Option grants are to be subsequently made per non-employee Board member under the Automatic Option Grant Program in order to reflect the effect of such change upon the Company's capital structure, and may make appropriate adjustments to the number and/or kind of securities and Option price of the securities subject to each outstanding Option to prevent the dilution of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.

          6.4 EXCESS GRANTS AND ISSUANCES. Options to purchase shares of Stock may be granted and shares of Stock may be issued under the Plan which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until the Company's stockholders approve an amendment sufficiently increasing the number of shares of Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, whether as Option grants or direct Stock issuances, then (I) any unexercised Options representing such excess shall terminate and cease to be exercisable and (II) the Company shall promptly refund to the Optionees and Participants the Option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

          6.5 RESTRICTIONS. Shares issued under the Discretionary Option Grant or Stock Issuance Program may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

          7.   EFFECTIVE DATE AND TERM OF PLAN.

          7.1 EFFECTIVE DATE. The Discretionary Option Grant and Stock Issuance Programs under the Plan were adopted by the Board on February 11, 1994, and the date of such adoption accordingly constitutes the Effective Date for those two programs and the Plan. The Automatic Option Grant Program under the Plan was adopted by the Board on February 11, 1994 and became effective upon approval by the stockholders at the 1994 Annual Meeting held on April 22, 1994. The date of such stockholder approval accordingly constitutes the Effective Date of the Automatic Option Grant Program.

          7.2 AMENDMENT. The Plan was amended and restated by the Board, effective February 16, 1996 (the "February 1996 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 500,000 shares* to 2,116,959 shares.* However, no options or shares granted on the basis of the 500,000-share increase to the Plan authorized by the February 1996 Restatement shall become exercisable in whole or in part unless and until the February 1996 Restatement is approved by the Corporation's stockholders. Should such stockholder approval not be obtained at the 1996 Annual Meeting, any options granted on the basis of the 500,000-share increase to the Plan authorized by the February 1996 Restatement shall terminate without ever becoming exercisable for any of the option shares, and no further option grants shall be made on the basis of the February 1996 Restatement. However, the Plan shall continue in full force and effect in accordance with the terms and provisions in effect under the Plan immediately prior to the February 1996 Restatement, and option grants and stock issuances may continue to be made under those programs until the existing share reserve under the Plan is issued. All option grants made under the Plan prior to the February 1996 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the February 1996 Restatement shall be deemed to modify or in any way affect those outstanding options.

          7.3  TERM OF PLAN.  Unless sooner terminated in accordance with
Section 2 of Article Two, Section 2 of Article Three, Section 3 of Article Four or by the Board, the Plan shall terminate on the earlier of:

          (i)  the tenth (10th) anniversary of the Effective Date of the Plan;
     or

          (ii) the date on which all shares available for issuance under the Plan shall have been issued or their availability cancelled pursuant to the surrender of Options granted hereunder.

          If the date of termination is determined under (i) above, then Options and unvested Stock issuances outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options and Stock issuances.

----------------------------

*    This number reflect the 3-for-2 split of the Stock effected in May, 1995.

                                    ARTICLE TWO

                         DISCRETIONARY OPTION GRANT PROGRAM

          1. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to this Discretionary Option Grant Program shall be authorized by the Committee and may be either Incentive Options or Nonstatutory Options. The granted Options shall be evidenced by instruments in such form and including such terms and conditions as the Committee shall from time to time approve; provided, however, that each such instrument shall comply with the following terms and conditions:

          1.1  OPTION PRICE.

               1.1.1 The Option price per share shall be fixed by the Committee, but in no event shall the Option price per share be less than the Fair Market Value of a share of the optioned Stock on the date of the Option grant.

               1.1.2 Subject to the provisions of Section 1 of Article Five, the Option price shall become immediately due and payable upon exercise of the Option and shall be payable in one of the alternative forms specified below:

                    1.1.2.1 Full payment in United States dollars in cash or cash equivalents;

                    1.1.2.2 Full payment in shares of Stock valued at Fair Market Value on the date the Option is exercised and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes;

                    1.1.2.3 A combination of shares of Stock valued at Fair Market Value on the date the Option is exercised and held for the requisiteperiod necessary to avoid a charge to the Company's earnings for financial reporting purposes, and cash or cash equivalents, equal in the aggregate to the Option price;

                    1.1.2.4 Full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                    1.1.2.5 Such other lawful consideration as the Committee shall determine.

          1.2 MANNER OF EXERCISE OF OPTIONS. Each Option granted under the Discretionary Option Grant Program shall be exercisable at such time or times and during such period as shall be determined by the Committee and set forth in the instrument evidencing such Option. However, no Option may be exercised after the expiration of ten (10) years from the date such Option is granted. During the lifetime of the Optionee, the Option, together with any related Stock appreciation right, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the Option by will or by the laws of descent and distribution following the Optionee's death. Options may be exercised by written notice to the Company in such terms as the Committee shall specify.

          1.3 STOCKHOLDER RIGHTS. An Option holder shall have none of the rights of a stockholder with respect to any shares issuable under the Plan until such individual shall have been issued a stock certificate for the shares.

          1.4 DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or Subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. Should the number of shares of Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the Option may nevertheless be exercised in that calendar year for the excess number of shares as a nonstatutory option under the Federal tax laws.

          1.5  TERMINATION OF SERVICE.

               1.5.1     Except to the extent otherwise provided in paragraph
1.5.4 below, the following provisions shall govern the exercise period applicable to any outstanding Options under this Discretionary Option Grant Program held by the Optionee at the time of cessation of Service or death.

               - Should the Optionee cease to remain in Service for any reason other than death or permanent disability, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. However, the Committee shall have the discretion to provide for a longer post-Service exercise period (not to exceed the expiration date of the maximum Option term) in the event the Optionee ceases Service by reason of retirement at or after attainment of age sixty-five (65).

               - In the event such Service terminates by reason of permanent disability (as defined in Code Section 22(e)(3)) or should the Optionee die while holding one or more outstanding Options, then the period during which each such Option is to remain exercisable shall be limited to the twelve
    (12)-month period following the date of the Optionee's cessation of Service or death. During the limited exercise period following the Optionee's death, the Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               - Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

               1.5.2 During the post-Service exercise period, the Option may not be exercised for more than the number of shares of Stock in which the Optionee is vested at the time of cessation of Service. Upon the expiration of such post-Service exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested shares for which the Option has not been exercised. However, each Option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any optioned shares for which such Option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

               1.5.3 Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its Subsidiaries, then in any such event all outstanding Options held by the Optionee under this Discretionary Option Grant Program shall terminate immediately and cease to be outstanding.

               1.5.4 The Committee shall have full power and authority to extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service or death from the limited post-Service exercise period specified in the instrument evidencing such grant to such greater period of time as the Committee shall deem appropriate under the circumstances. In no event, however, shall such Option be exercisable after the specified expiration date of the Option term.

               1.5.5 The Committee shall have complete discretion, exercisable either at the time the Option is granted or at any time the Option remains outstanding, to permit one or more Options granted under this Discretionary Option Grant Program to be exercised not only for the number of shares for which each such Option is exercisable at the time of the Optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the Option would otherwise have become exercisable had such cessation of Service not occurred.

          2.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL.

          2.1 OPTION ACCELERATION. Each Option which is outstanding under this Discretionary Option Grant Program at the time of a Corporate Transaction shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Stock at the time subject to such Option and may be exercised for all or any portion of such shares. However, an outstanding Option under this Discretionary Option Grant Program shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option, or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of option comparability under clause (i) above shall be made by the Committee and its determination shall be final, binding and conclusive. The Committee shall also have full power and authority to grant Options under the Plan which are to automatically accelerate in whole or in part upon the termination of the Optionee's Service following a Corporate Transaction, whether or not those Options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

          2.2 TERMINATION OF OPTIONS. Immediately following the consummation of the Corporate Transaction, all outstanding Options under this Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          2.3 OPTION ADJUSTMENTS. Each outstanding Option under this Discretionary Option Grant Program which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and kind of securities which would have been issued to the Option holder, in consummation of such Corporate Transaction, had such person exercised the Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, PROVIDED the aggregate Option price payable for such securities shall remain the same. In addition, the class and kind of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

          2.4 CHANGE IN CONTROL. The Committee shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of outstanding Options under this Discretionary Option Grant Program upon the occurrence of the Change in Control. The Committee shall also have full power and authority to condition any such Option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

          2.5 OPTION CONTINUATION. Any Options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option term or the surrender of such Option in accordance with Section 4 of this Article Two.

          2.6 ISO LIMITATION. The exercisability as incentive stock options under the Federal tax laws of any Options accelerated under this Section 2 in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of paragraph 1.4 of this Article Two.

          2.7 RIGHT TO MODIFY CORPORATE STRUCTURE. The grant of Options under this Plan shall in no way effect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

          3. CANCELLATION AND NEW GRANT OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under this Discretionary Option Grant Program and to grant in substitution therefor new Options under the Plan covering the same or different number and kind of shares of Stock but having an Option price per share not less than the Fair Market Value of the optioned Stock on the new grant date.

          4.   SURRENDER OF OPTIONS FOR CASH OR STOCK.

          4.1 SURRENDER RIGHT. One or more Optionees may be granted the right, exercisable upon such terms and conditions as the Committee may establish, to surrender all or part of an unexercised Option under this Discretionary Option Grant Program in exchange for a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the Option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered Option (or surrendered portion thereof) over (ii) the aggregate Option price payable for such vested shares.

          4.2 APPROVAL. No such Option surrender shall be effective unless it is approved by the Committee. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section 4 may be made in shares of Stock valued at Fair Market Value on the Option surrender date, in cash or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

          4.3 LIMITED RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Committee's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding Options under this Discretionary Option Grant Program. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more Options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such Option to the Company, to the extent the Option is at the time exercisable for vested shares of Stock. In return for the surrendered Option, the officer shall be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Stock which are at the time vested under each surrendered Option (or surrendered portion) over (ii) the aggregate Option price payable for such vested shares. Such cash distribution shall be paid within five (5) days following the Option surrender date. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option surrender and cash distribution. The balance of the Option (if any) shall continue in full force and effect in accordance with the instrument evidencing such grant.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


          1. TERMS AND CONDITIONS OF DIRECT STOCK ISSUANCES. Stock may be issued under this Stock Issuance Program, either through direct and immediate purchases without any intervening Option grants or as unvested shares issued upon the exercise of immediately exercisable Options granted under Article Two. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the following terms and conditions:

          1.1  CONSIDERATION.

               1.1.1 Stock drawn from the Company's authorized but unissued shares of Stock ("Newly Issued Shares") shall be issued for one or more of the following items of consideration which the Committee may deem appropriate in each individual instance:

                            (i) cash or cash equivalents (such as a personal check or bank draft) paid the Company;

                           (ii) a promissory note payable to the Company's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Committee; or

                          (iii) past services rendered to the Company or any Subsidiary.

               1.1.2 Newly Issued Shares must be issued for consideration with a value not less than one-hundred percent (100%) of the Fair Market Value of such shares at the time of issuance.

               1.1.3 Shares of Stock reacquired by the Company and held as treasury shares ("Treasury Shares") may be issued for such consideration (including one or more of the items of consideration specified in paragraph
1.1.1. of this Article Three) as the Committee may deem appropriate. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Company's attainment of specified performance objectives as the Committee may establish at the time of issuance.

          1.2  VESTING PROVISIONS.

               1.2.1 The issued Stock may, in the absolute discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Stock, namely:

                (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Company,

               (ii) the number of installments in which the shares are to vest,

              (iii) the interval or intervals (if any) which are to lapse between installments, and

               (iv) the effect which death, disability or other event designated by the Committee is to have upon the vesting schedule,

shall be determined by the Committee and incorporated into the Issuance Agreement executed by the Company and the Participant at the time such unvested shares are issued.

          1.3 STOCKHOLDER RIGHTS. The Participant shall have full stockholder rights with respect to any shares of Stock issued to him or her under this Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of Stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any Stock dividend, Stock split, reclassification of Stock or other similar change in the Company's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Committee shall deem appropriate.

          1.4  TERMINATION OF SERVICE.

               1.4.1 Should the Participant cease to remain in Service while holding one or more unvested shares of Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Company shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Committee's discretion, be retained by the Company as Treasury Shares or may be retired to authorized but unissued share status.

               1.4.2 The Committee may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          2.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL.

          2.1 All unvested shares of Stock outstanding under this Stock Issuance Program shall immediately vest in full upon the occurrence of a Corporate Transaction, except to the extent the Committee imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

          2.2 The Committee shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares of Stock outstanding under this Stock Issuance Program at the time of such Change in Control. The Committee shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

          3.   TRANSFER RESTRICTIONS/SHARE ESCROW.

          3.1 Unvested shares may, in the Committee's discretion, be held in escrow by the Company until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares.

          3.2 The Participant shall have no right to transfer any unvested shares of Stock issued to him or her under this Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under this Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Company a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FOUR

                          AUTOMATIC OPTION GRANT PROGRAM


          1.   ELIGIBILITY.

          1.1 ELIGIBLE OPTIONEES. The individuals eligible to receive automatic Option grants pursuant to the provisions of this Article Four shall be limited to (i) those individuals who are serving as non-employee Board members on the date of the 1994 Annual Stockholders Meeting and (ii) those individuals who are first elected or appointed as non-employee Board members on or after the date of such Annual Meeting, whether through appointment by the Board or election by the Company's stockholders. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Four.

          1.2 LIMITATION. Except for the Option grants to be made pursuant to the provisions of this Automatic Option Grant Program, non-employee Board members shall not be eligible to receive any additional Option grants or Stock issuances under this Plan or any other stock plan of the Company (or its parent or subsidiaries).

          2.   TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

          2.1 GRANT DATES. Option grants shall be made under this Article Four on the dates specified below:

               2.1.1 Each individual who is serving as an Eligible Director on the date of the 1994 Annual Stockholders Meeting will automatically be granted, on such date, a Nonstatutory Option to purchase 15,000 shares of Stock upon the terms and conditions of this Article Four.

               2.1.2 Each individual who first becomes an Eligible Director on or after the date of the 1994 Annual Meeting, whether through election by the Company's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Nonstatutory Option to purchase 15,000* shares of Stock upon the terms and conditions of this Article Four.

          2.2 The number of shares for which the automatic Option grants are to be made to Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph 6.3 of Article One.



-----------------------------
*   This reflects the 3-for-2 split of the Stock effected in May, 1995.

          2.3 OPTION PRICE. The Option price per share of Stock of each automatic Option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Stock on the automatic grant date.

          2.4 OPTION TERM. Each automatic Option grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

          2.5 EXERCISABILITY/VESTING. Each automatic Option grant shall be immediately exercisable for any or all of the optioned shares. However, any shares purchased under the Option shall be subject to repurchase by the Company, at the Option price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the schedule below:

               2.5.1 Each automatic Option grant shall vest, and the Company's repurchase right shall lapse, in a series of five (5) equal and successive annual installments over the Optionee's period of continued Service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

               2.5.2 Vesting of the optioned shares shall be subject to acceleration as provided in paragraph 2.8.3 and Section 3 of this Article Four. In no event shall any additional optioned shares vest after the Optionee's cessation of Board service, except as otherwise specifically provided pursuant to paragraph 2.8.3 of this Article Four.

          2.6 PAYMENT. The Option price shall be payable in one of the alternative forms specified in paragraph 1.1.2 of Article Two. To the extent the Option is exercised for any unvested shares, the Optionee must execute and deliver to the Company a Stock issuance agreement for those unvested shares which provides the Company with the right to repurchase, at the Option price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the Option, to the extent those shares are subject to the Company's repurchase right.

          2.7 NON-TRANSFERABILITY. During the lifetime of the Optionee, the automatic Option grant, together with the limited Stock appreciation right pertaining to such Option, shall be exercisable only by the Optionee and shall not be assignable or transferable other than a transfer of the Option effected by will or by the laws of descent and distribution following the Optionee's death.



          2.8  TERMINATION OF BOARD SERVICE.

               2.8.1 Should the Optionee cease service as a Board member for any reason other than death or permanent disability, while holding any automatic Option grant under this Article

Four, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise that Option for any or all of the optioned shares in which the Optionee is vested at the time of such cessation of Board service. However, the Option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any optioned shares in which the Optionee is not otherwise at that time vested under that Option.

               2.8.2 Should the Optionee die within six (6) months after cessation of Board service, then any automatic Option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the optioned shares in which the Optionee is vested at the time of his or her cessation of Board service (less any optioned shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such Option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

               2.8.3 Should the Optionee die or become permanently disabled (as defined in Code Section 22(e)(3)) while serving as a Board member, then the shares of Stock at the time subject to any automatic Option grant held by the Optionee shall immediately vest in full (and the Company's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the Option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such Option for any or all of those vested shares of Stock.

               2.8.4 In no event shall any automatic Option grant under this Article Four remain exercisable after the expiration date of the ten (10)-year Option term. Upon the expiration of the applicable post-Service exercise period under paragraphs 2.8.1 through 2.8.3 above or (if earlier) upon the expiration of the ten (10)-year Option term, the automatic Option grant shall terminate and cease to remain outstanding for any optioned shares in which the Optionee was vested at the time of his or her cessation of Board Service but for which such Option was not otherwise exercised.

          2.9 STOCKHOLDER RIGHTS. The holder of an automatic Option grant under this Article Four shall have none of the rights of a stockholder with respect to any shares subject to that Option until such individual shall have exercised the Option and paid the Option price for the purchased shares.

          2.10 REMAINING TERMS. The remaining terms and conditions of each automatic Option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

          3.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL/HOSTILE TAKE-OVERS.

          3.1 In the event of any Corporate Transaction, the shares of Stock at the time subject to each outstanding Option under this Article Four but not otherwise vested shall automatically vest in full, and the Company's repurchase right with respect to those shares shall terminate, so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Stock at the time subject to that Option and may be exercised for all or any portion of such shares as fully vested shares of Stock. Immediately following the consummation of the Corporate Transaction, all automatic Option grants under this Article Four shall terminate and cease to remain outstanding.

          3.2 In connection with any Change in Control, the shares of Stock at the time subject to each outstanding Option under this Article Four but not otherwise vested shall automatically vest in full, and the Company's repurchase right with respect to those shares shall terminate, so that each such Option shall, immediately prior to the occurrence of such Change in Control, become fully exercisable for all of the shares of Stock at the time subject to that Option and may be exercised for all or any portion of such shares as fully vested shares of Stock. Each such Option shall remain so exercisable until the expiration or sooner termination of the Option term.

          3.3 Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Company any Option held by him or her under this Article Four for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Stock at the time subject to the surrendered Option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the Option to the Company. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option surrender and cash distribution. The shares of Stock subject to each Option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

          3.4 The automatic Option grants outstanding under this Article Four shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          4.   AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS.

          The provisions of this Automatic Option Grant Program, together with the automatic Option grants outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                  ARTICLE FIVE

                                  MISCELLANEOUS


          1.   INSTALLMENT PAYMENTS, LOANS AND GUARANTEES OF LOANS.

          1.1 The Committee may, in its discretion, assist any Optionee or Participant (other than an Optionee or Participant who is a non-employee member of the Board) in the exercise of one or more Options granted to such Optionee or the purchase of one or more shares of Stock issued to such Participant under the Plan, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Optionee or Participant, (ii) permitting the Optionee or Participant to pay the Option price or purchase price for the purchased Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third-party loan to the Optionee or Participant. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be upon such terms as the Committee specifies in the applicable Option or Issuance Agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the Option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          1.2 The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

          2. AMENDMENT OF THE PLAN. The Board shall have complete and exclusive power and authority to amend or modify the Plan, and the Committee may amend or modify the terms of any outstanding Options or unvested Stock issuances under the Plan in any or all aspects whatsoever not inconsistent with the terms of the Plan. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to Options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any Options outstanding thereunder) shall be in compliance with the limitation of Section 4 of Article Four. In addition, the Board shall not, without the approval of the Company's stockholders,amend the Plan to:

                     (i) materially increase the maximum number of shares issuable under the Plan or the number of shares for which Options may be granted to Eligible Directors under the Automatic Option Grant Program or the maximum number of shares for which any one individual participating in the Plan may be granted

     Options and direct Stock issuances in the aggregate after December 31,1993, except for permissible adjustments under paragraph 6.3 of Article One;

                    (ii) materially increase the benefits accruing to individuals who participate in the Plan; or

                   (iii) materially modify the eligibility requirements for the grant of Options or the issuance of Stock under the Plan.

          3. USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares pursuant to Option grants or direct Stock issuances under the Plan shall be used for general corporate business.

          4.   WITHHOLDING.

          4.1 The Company's obligation to deliver shares of Stock upon the exercise of Options for such shares or upon the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          4.2 The Committee may, in its discretion and in accordance with the provisions of this Section 4 and such supplemental rules as the Committee may from time to time adopt (including applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of Nonstatutory Options (other than the automatic Option grants made pursuant to Article Four of the Plan) or unvested shares under the Stock Issuance Program with the right to use shares of Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their Options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

               4.2.1 STOCK WITHHOLDING. The holder of the Nonstatutory Option or unvested shares may be provided with the election to have the Company withhold, from the shares of Stock otherwise issuable upon the exercise of such Nonstatutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               4.2.2 STOCK DELIVERY. The Committee may, in its discretion, provide the holder of the Nonstatutory Option or the unvested shares with the election to deliver to the Company, at the time the Nonstatutory Option is exercised or the shares vest, one or more shares of Stock already held by such individual with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such Option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

          5. REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option hereunder and the issuance of Stock upon the exercise or surrender of any such Option or as a direct issuance under the Plan shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it and the Stock issued pursuant to it.

          6. NO EMPLOYMENT RIGHTS. Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in the Service of the Company (or any Subsidiary employing or retaining such Optionee or Participant) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such Subsidiary) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate the Service of the Optionee or Participant at any time for any reason whatsoever, with or without cause.

          7.   CERTAIN OUTSTANDING OPTIONS.

          7.1 Each Option granted under the Company's Original Plan or the 1980 Burr-Brown Research Corporation Executive Stock Plan which was outstanding on the Effective Date of this Plan was incorporated into this Plan and treated as an outstanding Option under this Plan, but each such Option continues to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such Options with respect to their acquisition of shares of Stock thereunder.

          7.2 One or more provisions of this Plan, including the Option/vesting acceleration provisions applicable in the event of a Corporate Transaction or Change in Control or the limited surrender rights exercisable in the event of a Hostile Take-Over, may, in the Committee's discretion, be extended to one or more Options which were outstanding under the Company's Original Plan or the 1980 Burr-Brown Research Corporation Executive Stock Plan on the Effective Date of this Plan but which do not otherwise provide for such benefits.

          IN WITNESS WHEREOF, the February 16, 1996 Restatement of the BURR-BROWN CORPORATION 1993 STOCK INCENTIVE PLAN is hereby declared effective and is executed as of February 16, 1996 on behalf of the Company by its hereunto duly authorized officer.



                              BURR-BROWN CORPORATION



                              By:
                                 -------------------

                              Title:
                                    ----------------